Accounts payable	12 Months Ended
Dec. 31, 2021
Accounts payable
Accounts payable
15. Accounts payable
Accounts payable consist of the following:

	As of December 31,
	2020	2021

	(RMB in millions)
Vendor payable	84,643	112,317
Shipping charges payable and others	22,175	28,167

Total	106,818	140,484

JD Technology and other financial institutions (the “Institutions”) offer supply chain financing services to the Group’s suppliers. Suppliers can sell one or more of the Group’s payment obligations at their sole discretion to the Institutions to receive funds ahead of time to meet their cash flow needs. The Group’s rights and obligations are not impacted. The original payment terms, timing or amount, remain unchanged. As of December 31, 2020 and 2021, RMB11,942 million and RMB20,127 million, respectively, of the outstanding payment obligations were elected by the suppliers and sold to the Institutions.